DELAWARE(SM)
INVESTMENTS
-------------

                                                     Delaware Select Growth Fund

Growth of Capital

                                                              2000 ANNUAL REPORT

                          (Growth of Capital Artwork)

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------


TABLE OF CONTENTS
-----------------
Letter to Shareholders                                          1

Portfolio Management
Review                                                          3

Performance Summary                                             6

Financial Statements

  Statement of Net Assets                                       7

  Statement of Operations                                       9

  Statements of Changes in
  Net Assets                                                   10

  Financial Highlights                                         11

  Notes to Financial
  Statements                                                   15

  Report of Independent
  Auditors                                                     17

                         A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years' experience.
[] We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
[]  We follow strict investment policies and clear buy/sell guidelines.
[] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[] We believe consistent processes are the best way to seek consistent investment performance.
[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive

[]  We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity                 o High-yield bonds
    o Mid-cap equity                   o Investment grade bonds
    o Small-cap equity                 o Municipal bonds (23 single-state funds)
    o International equity             o International fixed-income
    o Balanced

[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

June 12, 2000

Recap of Events -- At the outset of Delaware Select Growth Fund's fiscal year, on May 1, 1999, conditions in the equity market seemed nearly ideal. The Dow Jones Industrial Average passed the 11,000 milestone for the first time and the Standard and Poor's 500 Index was near its all-time high. Although these well-known stock market indexes were rising substantially, most of the gains were limited to a handful of relatively expensive stocks from very large, fast-growing companies.

"DELAWARE SELECT
GROWTH FUND DELIVERED
AN EXCEPTIONAL RETURN
OF +47.93% FOR THE 12
MONTHS ENDED APRIL 30, 2000."

For a brief period in April and May of 1999, investors began to widen their focus as foreign economies began to recover from more than two years of economic recession. As the world's economies became stronger, investors anticipated faster earnings growth from smaller, overlooked companies. The prevailing narrow market leadership of large, growth stocks broadened to include less expensive companies of all sizes (Source: Bloomberg).

Heading into last summer, however, rising labor costs and increased foreign demand for U.S. products began to stir inflation concerns. As expected, the Federal Reserve Board attempted to cool down the U.S. economy by raising interest rates a total of five times during the Fund's fiscal year and once more this past May.

Although higher interest rates seemed to have little impact on U.S. economic growth, they appeared to send investors back to the most reliable sources of earnings growth -- large, rapidly expanding companies. As interest rates continued to rise throughout the fiscal period, investors alternated between higher priced stocks of large growing companies and less expensive small and mid-size company stocks, causing the stock market to become increasingly volatile.

One constant throughout most of the past 12 months was the remarkable performance of technology stocks from companies of all sizes. Tech stocks soared as investors anticipated explosive growth, particularly from Internet-related companies.


Total Return
For Period Ended April 30, 2000                              One Year
---------------------------------------------------------------------
Delaware Select Growth Fund Class A                           +47.93%
---------------------------------------------------------------------
Lipper Multi-Cap Growth Funds Average (411 funds)             +47.75%
Standard & Poor's 500 Index                                   +10.12%
---------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance for all Fund classes can be found on page 6. The Lipper Multi-Cap Growth Funds Average represents the average returns of multi-cap growth mutual funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

During the first calendar quarter of 2000, higher energy prices and a tight labor market pushed consumer and producer prices slightly higher. Anticipating higher interest rates and slower economic growth, investors suddenly lost their appetite for highly valued technology stocks. In April, technology stocks were clearly trending downward as the Nasdaq fell 25% from its record high.

Delaware Select Growth Fund delivered an exceptional return of +47.93% for the 12 months ended April 30, 2000 (Class A shares at net asset value with distributions reinvested). We substantially outperformed our benchmark, the S&P 500 Index, primarily due to our higher allocation to technology stocks. We also modestly outperformed the average return of our peers in the Lipper Multi-Cap Growth Funds Average.

"ALONG WITH THE STRONG
PERFORMANCE OF OUR
TECHNOLOGY HOLDINGS,
WE ALSO BENEFITED FROM
IMPROVING PERFORMANCE
OF SMALL AND MID-SIZE
COMPANY STOCKS
RELATIVE TO LARGE
COMPANY STOCKS."

Please keep in mind that Delaware Select Growth Fund's 12-month returns are highly unusual and cannot be sustained. These returns were primarily achieved during favorable market conditions, especially within the technology sector.

Along with the strong performance of our technology holdings, we also benefited from improving performance of small and mid-size company stocks relative to large company stocks.

Market Outlook -- Our outlook for the U.S. stock market remains positive, as growth stocks generally continue to generate strong earnings. Nevertheless, we expect increased market volatility as the Federal Reserve attempts to slow U.S. economic growth with higher interest rates. Anticipating slower economic expansion, investors seem uncertain whether to back the fortunes of high-flying "new economy" stocks in the Nasdaq Composite or the more familiar "old economy" stocks of the Dow Jones Industrial Average.

Although no one is certain which sector will prevail in the short term, we expect multi-cap growth stocks, like those in Delaware Select Growth Fund, to continue providing investors with attractive long-term investment opportunities. We thank you for your investment with Delaware and encourage you to read the following Portfolio Management Review, which provides more details on your Fund's performance and an outlook for the coming months.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

(Growth of
 Capital Artwork)

                          PORTFOLIO MANAGEMENT REVIEW
                          ---------------------------


Gerald S. Frey
Senior Portfolio Manager
June 12, 2000


The Fund's Results
Delaware Select Growth Fund invests in companies of all sizes that have high and consistent earnings or rapidly accelerating earnings growth rates. This includes small or mid-size companies that have not yet reached their full growth potential, and larger companies that continue to find new ways to expand their product lines and distribution systems.

Small company stocks, which generally offer more room for future growth, have historically cost more than large company stocks, as measured by their price-to-earnings ratios. This was not the case, however, following the height of the Asian economic recession in 1998, when investors favored the more reliable earnings growth of large, established companies. Small and mid-size company stocks made a strong comeback over the last 12 months as investors became less concerned about foreign economies. This shift benefited many of the stocks held in Delaware Select Growth Fund.

"WHEN SELECTING
TECHNOLOGY STOCKS,
WE GENERALLY AVOIDED
THE MORE EXPENSIVE
INTERNET RETAIL
COMPANIES AND FOCUSED
ON COMPANIES THAT
SUPPORT THE INTERNET'S
INFRASTRUCTURE."

Over the last 12 months, we found the most substantial opportunities for growth in technology stocks, which was our largest and best performing sector. Our allocation to technology was considerably higher than our benchmark, the S&P 500 Index. This helped Delaware Select Growth Fund outperform the Index by a wide margin for the 12 months ended April 30, 2000.

Portfolio Highlights

Technology
When selecting technology stocks, we generally avoided the more expensive Internet retail companies and focused on companies that support the Internet's infrastructure or "plumbing." As businesses looked for new ways to speed up Internet commerce, our shares of Network Appliances, a company that develops network devices that provide faster data storage and access, rose substantially. Our holdings of Veritas Software also benefited from rising demand for Internet services.

Checkfree Holdings Corporation, the leading provider of systems that allow people to pay their bills using their personal computer, was our most disappointing technology holding. Despite the rise of e-commerce, consumers have been reluctant to use electronic billing systems. During the technology slump this past March and April, Checkfree shares fell substantially as investors sold their more speculative holdings. Although we think electronic billing could become more popular in the future, we sold our holdings of Checkfree before the stock reached its low.

Financial Services
Financial services companies generally delivered weak price performance during the past twelve months, largely due to rising interest rates. For the entire fiscal year, we maintained a low exposure to financials due to the interest rate environment. Our low exposure in this area provided excess capital for investment in the technology sector. One stock we did hold was S1 Corporation, a company that develops Internet banking software.

Although S1 Corporation holds a strong competitive position as the leading provider of this type of service, its shares fell along with most other Internet-related stocks over the past several months. Nevertheless, since most banks will eventually want to provide Internet-based services, we believe S1 Corporation is a prime candidate for a rebound once the technology market recovers.

Consumer Stocks
Over the past year, rising interest rates, higher labor costs and Internet competition limited the earnings growth of many retail and consumer companies. Despite this challenging environment, Delaware Select Growth Fund held some retail stocks that provided attractive returns for the Fund.

For example, we increased our investment in Best Buy, a specialty retailer of consumer electronics products including computers, televisions and stereos.
Best Buy shares rose after the company generated major revenue increases in over 20 product categories through improved profitability and faster turnover of their inventory.

Kohl's, another retail company in the Delaware Select Growth Fund portfolio with locations in the Midwest and mid-Atlantic regions of the U.S., continued to open new department stores and increase their same-store sales. Kohl's has effectively carved out a unique niche in the retail market by offering their customers top-quality merchandise at reasonable prices.

Healthcare
Over the last several years, increased government regulation of managed healthcare organizations generally reduced profits, resulting in disappointing investment performance for that sector. This led us to keep our allocation to healthcare stocks small relative to our benchmark, the S&P 500 Index.

Although we avoided investing in hospitals and managed healthcare organizations, we found attractive opportunities in pharmaceutical companies and companies that develop medical devices. Genentech, one of the world's largest biotechnology companies, continued to produce positive results for Delaware Select Growth Fund. Using human genetic information to develop and market new drugs, Genentech has developed an extensive lineup of highly profitable new products.


(Growth of
 Capital Artwork)

Portfolio Highlights
April 30, 2000
--------------------------------------------------------------------
Beta*                                                           1.17
--------------------------------------------------------------------
Median Market Capitalization                            $9.6 billion
--------------------------------------------------------------------
Average Price-To-Earnings Ratio**                              38.8x
--------------------------------------------------------------------
Portfolio Turnover                                              183%
--------------------------------------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/Es are based on analysts' forward earnings estimates as reported to First
  Call.

Outlook
Over the last two months of your Fund's fiscal year, technology stocks began to fall substantially. It's important to remember that in each of the last five years, technology stocks have experienced brief dramatic downturns of 20% or greater, and then resumed their steady upward climb (Source: Bloomberg). Of course, past performance does not guarantee future results. In our opinion, technology stocks will be hard-pressed to match the momentum generated throughout 1999. Still, we expect to continue seeing strong returns in that sector.

The American economy, now in its tenth year of economic expansion, continues to grow rapidly with relatively tame inflation. The increased productivity of American workers seems to be helping businesses absorb rising labor and materials costs and limit price increases. Nevertheless, we are encouraged that the Federal Reserve is making policy decisions in an attempt to prevent future inflation problems.

After raising interest rates on May 16, 2000, the Fed suggested that another hike could follow in June. In the coming months, higher interest rates may lead to more bouts of market volatility, but may also result in more realistic market valuations across a wider range of stocks. Regardless of the short-term outlook for interest rates, we believe that earnings growth will continue at the majority of companies in Delaware Select Growth Fund's portfolio.

Top Portfolio Holdings
April 30, 2000

Company                       Industry                                 Percentage of Net Assets
-----------------------------------------------------------------------------------------------
 1. America Online            Computers & Technology                              4.30%
 2. Genentech                 Healthcare & Pharmaceuticals                        3.38%
 3. Kohl's                    Retail                                              3.08%
 4. Best Buy                  Retail                                              3.06%
 5. S1 Corporation            Business Services                                   2.72%
 6. JDS Uniphase              Computers & Technology                              2.59%
 7. Veritas Software          Computers & Technology                              2.45%
 8. First Data                Business Services                                   2.28%
 9. Applied Micro Circuits    Electronics & Electrical Equipment                  2.20%
10. Peregrine Systems         Computers & Technology                              2.20%

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide long-term capital appreciation, which it attempts to achieve by investing primarily in equity securities of companies we believe have the potential for high earnings growth.

Total Fund Assets
$1.67 billion

Number of Holdings
69

Fund Start Date
May 16, 1994

Your Fund Manager
Gerald S. Frey, who leads the Delaware Investments growth team, received a Bachelor's degree in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

NASDAQ Symbols
Class A  DVEAX
Class B  DVEBX
Class C  DVECX
--------------------------------------------------------------------------------

DELAWARE SELECT GROWTH FUND PERFORMANCE
---------------------------------------

Growth of a $10,000 Investment
May 16, 1994 through April 30, 2000

                    Delaware Select           Standard & Poor's
Period End           Growth Fund                  500 Index
----------          ---------------           -----------------
 May-94                $ 9,425                     $10,000
 Jul-94                $ 8,803                     $10,075
 Oct-94                $ 9,991                     $10,462
 Jan-95                $ 9,031                     $10,496
 Apr-95                $ 9,877                     $11,557
 Jul-95                $11,624                     $12,706
 Oct-95                $11,605                     $13,228
 Jan-96                $11,605                     $14,554
 Apr-96                $12,940                     $15,049
 Jul-96                $11,773                     $14,811
 Oct-96                $14,236                     $16,415
 Jan-97                $16,301                     $18,387
 Apr-97                $13,479                     $18,831
 Jul-97                $19,485                     $22,533
 Oct-97                $22,150                     $21,687
 Jan-98                $22,332                     $23,335
 Apr-98                $26,770                     $26,564
 Jul-98                $25,627                     $26,879
 Oct-98                $23,929                     $26,455
 Jan-99                $32,205                     $30,924
 Apr-99                $34,381                     $32,364
 Jul-99                $36,820                     $32,313
 Oct-99                $40,611                     $33,249
 Jan-00                $52,316                     $34,118
 Apr-00                $50,861                     $35,641

Chart assumes $10,000 invested on May 16, 1994. Fund performance includes the effect of a 5.75% front-end sales charge and reinvestment of all dividends and capital gains. Performance for other Fund classes will vary due to different charges and expenses. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
Through April 30, 2000                  Lifetime   Five Years     One Year
--------------------------------------------------------------------------
Class A (Est. 5/16/94)
   Excluding Sales Charge                +32.53%     +38.79%      +47.93%
   Including Sales Charge                +31.22%     +37.17%      +39.44%
--------------------------------------------------------------------------
Class B (Est. 4/16/96)
   Excluding Sales Charge                +42.22%                  +46.82%
   Including Sales Charge                +42.05%                  +41.82%
--------------------------------------------------------------------------
Class C (Est. 5/20/94)
   Excluding Sales Charge                +31.59%     +37.70%      +46.86%
   Including Sales Charge                +31.59%     +37.70%      +45.86%
--------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Select Growth Fund during the period. Performance would have been lower if the expense limitation was not in effect.

The average annual total returns for the lifetime, five-year and one-year periods ended April 30, 2000 for Delaware Select Growth Fund's Institutional Class were +32.70%, +39.01% and +48.29%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on August 29, 1997. Performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

NASDAQ Symbol Institutional Class: VAGGX

Statement of Net Assets

DELAWARE SELECT GROWTH FUND
---------------------------

                                                        Number of     Market
April 30, 2000                                           Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 98.92%
 Banking, Finance & Insurance - 6.28%
 Fleet Boston Financial .............................    565,200   $ 20,029,275
 Merrill Lynch & Company ............................    284,900     29,041,994
 Schwab (Charles) ...................................    477,400     21,244,300
 Zions ..............................................    830,900     34,482,350
                                                                   ------------
                                                                    104,797,919
                                                                   ------------
 Business Services - 5.00%
 First Data .........................................    782,900     38,117,444
*S1 Corporation .....................................    835,250     45,364,516
                                                                   ------------
                                                                     83,481,960
                                                                   ------------
 Cable, Media & Publishing - 6.09%
*AT&T Liberty Media - Class A .......................    519,200     25,927,550
*Clear Channel Communications .......................    443,000     31,896,000
*Radio One ..........................................    527,800     30,612,400
*USA Networks .......................................    576,400     13,257,200
                                                                   ------------
                                                                    101,693,150
                                                                   ------------
 Computers & Technology - 24.56%
*America Online .....................................  1,200,500     71,804,906
*Cisco Systems ......................................    403,000     27,939,234
*Citrix Systems .....................................    522,300     31,892,944
*Digital Island .....................................    264,300      9,217,463
*Extreme Networks ...................................    399,800     23,038,475
*Internap Network Services ..........................    337,900     13,009,150
*Intuit .............................................    559,700     20,114,219
*JDS Uniphase .......................................    417,300     43,294,875
*NetIQ ..............................................    425,800     15,648,150
*Peregrine Systems ..................................  1,526,100     36,721,781
*Quest Software .....................................     14,100        531,394
*RealNetworks .......................................    326,200     15,535,275
*Sun Microsystems ...................................    338,200     31,093,263
*VeriSign ...........................................    210,100     29,282,688
*Veritas Software ...................................    382,175     40,994,240
                                                                   ------------
                                                                    410,118,057
                                                                   ------------
 Consumer Products - 1.61%
*Gemstar International Group Limited ................    582,200     26,926,750
                                                                   ------------
                                                                     26,926,750
                                                                   ------------
 Electronics & Electrical Equipment - 15.56%
*Agilent Technologies ...............................    289,300     25,639,213
*Altera .............................................    195,100     19,948,975
*Applied Materials ..................................    327,300     33,323,231
*Applied Micro Circuits .............................    285,400     36,780,925
*E-Tek Dynamics .....................................     56,300     11,527,425
*Globespan ..........................................    343,000     32,585,000
*Micrel .............................................    402,800     34,842,200
*Maxim Integrated Products ..........................    257,100     16,663,294
*PMC - Sierra .......................................    136,100     26,114,188
*Xilinx .............................................    306,600     22,458,450
                                                                   ------------
                                                                    259,882,901
                                                                   ------------

                                                        Number of     Market
                                                         Shares       Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Healthcare & Pharmaceuticals - 5.22%
*Genetech ...........................................    482,600  $  56,464,200
*United Therapeutics ................................    543,300     30,696,450
                                                                   ------------
                                                                     87,160,650
                                                                   ------------
 Leisure, Lodging & Entertainment - 2.98%
*Bally Total Fitness Holdings .......................    686,200     15,353,725
*Brinker International ..............................    249,500      7,952,813
*Outback Steakhouse .................................    809,900     26,524,225
                                                                   ------------
                                                                     49,830,763
                                                                   ------------
 Retail - 16.09%
*Bed Bath & Beyond ..................................    689,200     25,285,025
*Best Buy ...........................................    632,500     51,074,375
 Home Depot .........................................    408,100     22,879,106
 Intimate Brands ....................................    378,600     14,576,100
*Kohl's .............................................  1,070,000     51,360,000
 Limited ............................................    654,400     29,570,700
*P.F. Chang's China Bistro ..........................    413,200     14,462,000
*Staples ............................................     60,200      1,147,563
*Starbucks ..........................................    941,500     28,465,664
 Walgreen ...........................................  1,064,600     29,941,875
                                                                   ------------
                                                                    268,762,408
                                                                   ------------
 Telecommunication - 14.95%
*AT&T Wireless Group ................................    152,100      4,838,681
*Amdocs .............................................    429,800     29,092,088
*American Tower - Class A ...........................    673,600     31,322,400
 Broadwing ..........................................    326,800      9,252,525
*Ditech Communications ..............................    397,300     34,068,475
*Network Appliance ..................................    424,000     31,349,500
*Nextel Communications ..............................    304,500     33,323,719
*Nextlink Communications - Class A ..................    148,700     12,537,269
*Pinnacle Holdings ..................................    586,000     32,925,875
*Sycamore Networks ..................................    206,300     16,194,550
*Qualcomm ...........................................    135,400     14,682,438
                                                                   ------------
                                                                    249,587,520
                                                                   ------------
 Transportation - 0.58%
 Expeditors International ...........................    225,200      9,627,300
                                                                   ------------
                                                                      9,627,300
                                                                   ------------
 Total Common Stock
   (cost $1,427,212,058) ............................             1,651,869,378
                                                                  -------------

                                                      Principal
                                                      Amount/
                                                      Number of        Market
Delaware Select Growth Fund                           Shares           Value
--------------------------------------------------------------------------------
Federal Agency (Discount Notes) - 2.25%
Federal Home Loan Bank
  5.83% 6/2/00 .....................................     915,000 $      910,144
Federal Home Loan Mortgage Corporation
  5.97% 5/23/00 ....................................   2,095,000      2,087,357
  6.03% 6/13/00 ....................................  14,370,000     14,266,759
Federal National Mortgage Association
  5.845% 5/4/00 ....................................   1,535,000      1,534,240
  6.20% 7/20/00 ....................................  18,985,000     18,723,429
                                                                 --------------
Total Federal Agency
  (cost $37,521,929) ...............................                 37,521,929
                                                                 --------------
Short-Term Investments - 0.53%
Wells Fargo Treasury Fund ..........................   8,816,854      8,816,854
                                                                 --------------
Total Short-Term Investments
  (cost $8,816,854) ................................                  8,816,854
                                                                 --------------
Total Market Value of Securities -
  101.70% (cost $1,473,550,841) ....................              1,698,208,161

Liabilities Net of Receivables and
  Other Assets - (1.70%) ...........................                (28,316,548)
                                                                 --------------
Net Assets Applicable to 47,250,304
  Shares Outstanding - 100.00% .....................             $1,669,891,613
                                                                 ==============
Net Asset Value - Delaware Select
  Growth Fund A Class ($632,035,603 /
  17,374,629 Shares) ...............................                     $36.38
                                                                         ------
Net Asset Value - Delaware Select
  Growth Fund B Class ($674,810,180 /
  19,421,940 Shares) ...............................                     $34.74
                                                                         ------
Net Asset Value - Delaware Select
  Growth Fund C Class ($304,078,422 /
  8,846,543 Shares) ................................                     $34.37
                                                                         ------
Net Asset Value - Delaware Select
  Growth Fund Institutional Class
  ($58,967,408 / 1,607,192 Shares) .................                     $36.69
                                                                         ------

--------------------
* Non-income producing security for the year ended April 30, 2000.

--------------------------------------------------------------------------------

Components of Net Assets at April 30, 2000:
Shares of beneficial interest (unlimited
   authorization - no par ) ........................             $1,461,200,310
Distributions in excess of net realized gain
   on investments ..................................                (15,966,017)
Net unrealized appreciation of investments .........                224,657,320
                                                                 --------------
Total net assets ...................................             $1,669,891,613
                                                                 ==============
Net Asset Value and Offering Price Per Share -
   Delaware Select Growth Fund
Net asset value A Class (A) ........................                     $36.38
Sales charge (5.75% of offering price or
   6.10% of amount invested per share) (B) .........                       2.22
                                                                         ------
Offering price .....................................                     $38.60
                                                                         ======
-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations


Year Ended April 30, 2000                           Delaware Select Growth Fund
--------------------------------------------------------------------------------

Investment Income:
Interest ........................................... $ 3,262,862
Dividends ..........................................     674,846    $ 3,937,708
                                                     -----------

Expenses:
Management fees ....................................   6,395,217
Distribution expense ...............................   5,814,982
Dividend disbursing and transfer agent
  fees and expenses.................................   2,128,924
Accounting and administration ......................     364,808
Registration fees ..................................     141,700
Reports and statements to shareholders .............     130,534
Custodian fees .....................................      50,200
Professional fees ..................................      41,500
Taxes (other than taxes on income) .................      23,886
Trustees' fees .....................................       1,725
Other ..............................................      11,391
                                                     -----------
                                                      15,104,867
Less expenses paid indirectly ......................     (20,566)
                                                     -----------
Total operating expenses ...........................  15,084,301
Interest expense ...................................       1,454
                                                     -----------
Total expenses .....................................                 15,085,755
                                                                   ------------

Net Investment Loss ................................                (11,148,047)
                                                                   ------------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ...................                 17,905,589
Net change in unrealized appreciation/depreciation
  of investments....................................                180,863,933
                                                                   ------------

Net Realized and Unrealized Gain on Investments ....                198,769,522
                                                                   ------------

Net Increase in Net Assets Resulting from Operations               $187,621,475
                                                                   ============

                             See accompanying notes

Statements of Changes in Net Assets

                                                          Delaware Select Growth Fund
-------------------------------------------------------------------------------------
                                                              Year Ended
                                                        4/30/00           4/30/99
Increase (Decrease) in Net Assets from Operations:
Net investment loss ...........................   $   (11,148,047)   $    (1,705,187)
Net realized gain on investments ..............        17,905,589         12,710,334
Net change in unrealized appreciation/
  depreciation of investments .................       180,863,933         37,910,776
                                                  ---------------    ---------------
Net increase in net assets resulting
  from operations .............................       187,621,475         48,915,923
                                                  ---------------    ---------------
Distributions to Shareholders:
From net realized gain on investments:
  A Class .....................................        (7,142,107)          (759,414)
  B Class .....................................        (6,583,080)          (495,438)
  C Class .....................................        (2,258,612)          (167,011)
  Institutional Class .........................          (811,040)           (52,267)

In excess of net realized gain on investments*:
  A Class .....................................        (6,247,793)              --
  B Class .....................................        (6,680,100)              --
  C Class .....................................        (2,482,871)              --
  Institutional Class .........................          (555,253)              --
                                                  ---------------    ---------------
                                                      (32,760,856)        (1,474,130)
                                                  ---------------    ---------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .....................................       505,087,596        107,585,600
  B Class .....................................       538,948,183         76,339,435
  C Class .....................................       279,314,546         24,808,778
  Institutional Class .........................        57,943,242         20,041,360

Net asset value of shares issued upon
  reinvestment of distributions:
  A Class .....................................        12,712,306            729,836
  B Class .....................................        12,647,121            469,818
  C Class .....................................         4,471,980            160,488
  Institutional Class .........................         1,366,295             52,267
                                                  ---------------    ---------------
                                                    1,412,491,269        230,187,582
                                                  ---------------    ---------------
Cost of shares repurchased:
  A Class .....................................       (92,368,713)       (28,350,998)
  B Class .....................................       (42,086,811)        (6,688,642)
  C Class .....................................       (27,235,623)        (3,619,801)
  Institutional Class .........................       (24,905,150)        (6,581,557)
                                                  ---------------    ---------------
                                                     (186,596,297)       (45,240,998)
                                                  ---------------    ---------------
Increase in net assets derived from
  capital share transactions ..................     1,225,894,972        184,946,584
                                                  ---------------    ---------------
Net Increase in Net Assets ....................     1,380,755,591        232,388,377

Net Assets:
Beginning of year .............................       289,136,022         56,747,645
                                                  ---------------    ---------------
End of year ...................................   $ 1,669,891,613    $   289,136,022
                                                  ===============    ===============

----------------
* Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Select Growth Fund A Class
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              4/30/00     4/30/99     4/30/98(1)   4/30/97      4/30/96
Net asset value, beginning of period ......................   $25.910     $20.570      $11.770     $13.080      $10.400

Income (loss) from investment operations:
  Net investment loss(2) ..................................    (0.294)     (0.203)      (0.052)     (0.180)      (0.100)
  Net realized and unrealized gain on investments .........    12.393       5.910       11.127       0.960        3.270
                                                              ---------------------------------------------------------
  Total from investment operations ........................    12.099       5.707       11.075       0.780        3.170
                                                              ---------------------------------------------------------

Less distributions:
  From net realized gain on investments ...................    (1.049)     (0.367)      (2.275)     (2.090)      (0.400)
  In excess of net realized gain on investments ...........    (0.580)       none         none        none         none
  Return of capital .......................................      none        none         none        none       (0.090)
                                                              ---------------------------------------------------------
  Total distributions .....................................    (1.629)     (0.367)      (2.275)     (2.090)      (0.490)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $36.380     $25.910      $20.570     $11.770      $13.080
                                                              =========================================================

Total return(3) ...........................................    47.93%      28.43%       98.60%       4.34%       31.02%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $632,036    $135,865      $31,926      $4,944       $4,334
  Ratio of expenses to average net assets .................     1.29%       1.67%        1.75%       1.84%        2.01%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.29%       2.06%        2.29%       2.65%        2.74%
  Ratio of net investment loss to average
    net assets ............................................    (0.85%)     (0.95%)      (0.69%)     (1.38%)      (1.00%)
  Ratio of net investment loss to average
    net assets prior to expense limitation and
    expenses paid indirectly ..............................    (0.85%)     (1.34%)      (1.23%)     (2.19%)      (1.73%)
  Portfolio turnover ......................................      183%        313%         356%        180%         166%

--------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Select Growth Fund B Class
--------------------------------------------------------------------------------------------------------------------------
                                                                                                             Period from
                                                                                Year Ended                    4/16/96(1)
                                                              4/30/00     4/30/99     4/30/98(2)   4/30/97    to 4/30/96
Net asset value, beginning of period .....................    $24.990     $20.000      $11.570     $13.060      $11.910

Income (loss) from investment operations:
  Net investment loss(3) .................................     (0.544)     (0.350)      (0.061)     (0.210)      (0.010)
  Net realized and unrealized gain on investments ........     11.923       5.707       10.766       0.810        1.160
                                                              ---------------------------------------------------------
  Total from investment operations .......................     11.379       5.357       10.705       0.600        1.150
                                                              ---------------------------------------------------------

Less distributions:
  From net realized gain on investments ..................     (1.049)     (0.367)      (2.275)     (2.090)        none
  In excess of net realized gain on investments ..........     (0.580)       none         none        none         none
                                                              ---------------------------------------------------------
  Total distributions ....................................     (1.629)     (0.367)      (2.275)     (2.090)        none
                                                              ---------------------------------------------------------

Net asset value, end of period ...........................    $34.740     $24.990      $20.000     $11.570      $13.060
                                                              =========================================================

Total return(4) ..........................................     46.82%      27.41%       97.12%       2.84%        9.66%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................   $674,810    $103,299      $16,539         $95           $0
  Ratio of expenses to average net assets ................      2.04%       2.42%        2.50%       2.57%        1.86%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      2.04%       2.81%        3.04%       3.37%        1.86%
  Ratio of net investment loss to average
    net assets ...........................................     (1.60%)     (1.70%)      (1.44%)     (1.97%)      (1.39%)
  Ratio of net investment loss to average
    net assets prior to expense limitation and
    expenses paid indirectly .............................     (1.60%)     (2.09%)      (1.98%)     (2.77%)      (1.39%)
  Portfolio turnover .....................................       183%        313%         356%        180%         166%

---------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Select Growth Fund C Class
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              4/30/00     4/30/99     4/30/98(1)   4/30/97      4/30/96
Net asset value, beginning of period ......................   $24.740     $19.800      $11.470     $12.880      $10.330

Income (loss) from investment operations:
  Net investment loss(2) ..................................    (0.555)     (0.345)      (0.071)     (0.230)      (0.210)
  Net realized and unrealized gain on investments .........    11.814       5.652       10.676       0.910        3.250
                                                              ---------------------------------------------------------
  Total from investment operations ........................    11.259       5.307       10.605       0.680        3.040
                                                              ---------------------------------------------------------

Less distributions:
  From net realized gain on investments ...................    (1.049)     (0.367)      (2.275)     (2.090)      (0.400)
  In excess of net realized gain on investments ...........    (0.580)       none         none        none         none
  Return of capital .......................................      none        none         none        none       (0.090)
                                                              ---------------------------------------------------------
Total distributions .......................................    (1.629)     (0.367)      (2.275)     (2.090)      (0.490)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $34.370     $24.740      $19.800     $11.470      $12.880
                                                              =========================================================

Total return(3) ...........................................    46.86%      27.45%       96.99%       3.58%       29.96%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $304,078     $32,235       $5,892        $222         $150
  Ratio of expenses to average net assets .................     2.04%       2.42%        2.50%       2.62%        2.77%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     2.04%       2.81%        3.04%       3.43%        3.50%
  Ratio of net investment loss to average
    net assets ............................................    (1.60%)     (1.70%)      (1.44%)     (2.02%)      (1.73%)
  Ratio of net investment loss to average
    net assets prior to expense limitation and
    expenses paid indirectly ..............................    (1.60%)     (2.09%)      (1.98%)     (2.83%)      (2.46%)
  Portfolio turnover ......................................      183%        313%         356%        180%         166%

------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of the sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:               Delaware Select Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------
                                                                                    Period from
                                                                  Year Ended         8/29/97(1)
                                                              4/30/00     4/30/99    4/30/98(2)
Net asset value, beginning of period ......................   $26.060     $20.640      $17.150

Income (loss) from investment operations:
  Net investment loss(3) ..................................    (0.196)     (0.155)      (0.019)
  Net realized and unrealized gain on investments .........    12.455       5.942        5.539
                                                              --------------------------------
  Total from investment operations ........................    12.259       5.787        5.520
                                                              --------------------------------

Less distributions:
  From net realized gain on investments ...................    (1.049)     (0.367)      (2.030)
  In excess of net realized gain on investments ...........    (0.580)       none         none
                                                              --------------------------------
  Total distributions .....................................    (1.629)     (0.367)      (2.030)
                                                              --------------------------------

Net asset value, end of period ............................   $36.690     $26.060      $20.640
                                                              ================================

Total return(4) ...........................................    48.29%      28.73%       34.68%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $58,967     $17,737       $2,391
  Ratio of expenses to average net assets .................     1.04%       1.42%        1.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......     1.04%       1.81%        2.04%
  Ratio of net investment loss to average
    net assets ............................................    (0.60%)     (0.70%)      (0.44%)
  Ratio of net investment loss to average
    net assets prior to expense limitation and
    expenses paid indirectly ..............................    (0.60%)     (1.09%)      (0.98%)
  Portfolio turnover ......................................      183%        313%         356%

----------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

April 30, 2000
--------------------------------------------------------------------------------
Voyageur Mutual Funds III (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers three series: Delaware Select Growth Fund (formerly Aggressive Growth Fund), Delaware Growth Stock Fund and Delaware Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Delaware Select Growth Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Delaware Select Growth Fund's objective is to seek long-term capital appreciation by investing primarily in equity securities of companies which the Fund manager believes have the potential for high earnings growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service. Such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was $20,566 for the year ended April 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets in excess $2,500 million. At April 30, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $880,229.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses exceed 1.50% of the average daily net assets of the Fund through June 30, 2000.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $375,894.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At April 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $48,648.

For the year ended April 30, 2000, DDLP earned $944,628 for commissions on sales of the Fund A Class shares.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
   (continued)

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended April 30, 2000, the Fund made purchases of $2,719,852,953 and sales of $1,526,359,524 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $208,689,073 of which $335,186,201 related to unrealized appreciation of securities and $126,497,128 related to unrealized depreciation of securities. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $1,489,519,088.

4. Capital Shares
Transactions in capital shares were as follows:
                                                              Year Ended
                                                         4/30/00     4/30/99

Shares sold:
  A Class .........................................      14,432,966   5,016,591
  B Class .........................................      16,099,565   3,616,171
  C Class .........................................       8,168,692   1,179,159
  Institutional Class .............................       1,614,899     875,879

Shares issued upon reinvestment of distributions:
  A Class .........................................         398,816      38,251
  B Class .........................................         406,136      25,354
  C Class .........................................         143,965       8,751
  Institutional Class .............................          43,709       2,729
                                                         ----------  ----------
                                                         41,308,748  10,762,885
                                                         ----------  ----------

Shares repurchased:
  A Class .........................................      (2,700,023) (1,364,098)
  B Class .........................................      (1,217,125)   (334,921)
  C Class .........................................        (769,271)   (182,318)
  Institutional Class .............................        (731,988)   (313,880)
                                                         ----------  ----------
                                                         (5,418,407) (2,195,217)
                                                         ----------  ----------
Net increase                                             35,890,341   8,567,668
                                                         ==========  ==========

5. Line of Credit
Effective October 8, 1999, the Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999, the Delaware Select Growth Fund had a committed line of credit of $22,300,000. The Fund had no amounts outstanding at April 30, 2000 or at any time during the fiscal year.

6. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes is sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended April 30, 2000, the Fund designates as long term capital gains and ordinary income distributions paid during the year as follows:

   (A)                   (B)
Long-Term             Ordinary            (C)
Capital Gains          Income            Total             (D)
Distributions       Distributions     Distributions     Qualifying
(Tax Basis)          (Tax Basis)       (Tax Basis)     Dividends(1)
-------------       -------------     -------------    ------------
   13%                   87%               100%             --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

--------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds III -- Delaware Select Growth Fund

We have audited the accompanying statement of net assets of Delaware Select Growth Fund (the "Fund") as of April 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through April 30, 1997 were audited by other auditors whose report dated June 13, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Select Growth Fund at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
June 5, 2000

DELAWARE(SM)                                       For Shareholders
INVESTMENTS                                        1.800.523.1918
---------------------
Philadelphia o London                              For Securities Dealers
                                                   1.800.362.7500

                                                   For Financial Institutions
                                                   Representatives Only
                                                   1.800.659.2265

                                                   www.delawareinvestments.com

This annual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Select Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                           Charles E. Peck                         Investment Manager
                                            Retired                                 Delaware Management Company
Wayne A. Stork                              Fredericksburg, VA                      Philadelphia, PA
Chairman
Delaware Investments Family of Funds        Janet L. Yeomans                        International Affiliate
Philadelphia, PA                            Vice President and Treasurer            Delaware International Advisers Ltd.
                                            3M Corporation                          London, England
Walter P. Babich                            St. Paul, MN
Board Chairman                                                                      National Distributor
Citadel Constructors, Inc.                  AFFILIATED OFFICERS                     Delaware Distributors, L.P.
King of Prussia, PA                                                                 Philadelphia, PA
                                            Charles E. Haldeman, Jr.
David K. Downes                             President and Chief Executive Officer   Shareholder Servicing, Dividend
President and Chief Executive Officer       Delaware Management Holdings, Inc.      Disbursing and Transfer Agent
Delaware Investments Family of Funds        Philadelphia, PA                        Delaware Service Company, Inc.
Philadelphia, PA                                                                    Philadelphia, PA
                                            Richard J. Flannery
John H. Durham                              Executive Vice President                1818 Market Street
Private Investor                            and General Counsel                     Philadelphia, PA 19103-3682
Horsham, PA                                 Delaware Investments Family of Funds
                                            Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates      Bruce D. Barton
New York, NY                                President and Chief Executive Officer
                                            Delaware Distributors, L.P.
Ann R. Leven                                Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN
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(3213)                                                        Printed in the USA
AR-316 [4/00] PPL 6/00                                                   (J5936)